IMPAIRMENT	12 Months Ended
Dec. 31, 2014
IMPAIRMENT
IMPAIRMENT

5) IMPAIRMENT

($ thousands)	2014	2013	2012

Oil and natural gas properties	$–	$–	$781,099

Impairment expense	$–	$–	$781,099

Enerplus did not record any ceiling test impairments on its oil and natural gas properties in 2014 or 2013. During 2012, a non-cash impairment totaling $781.1 million was recorded in the United States cost centre due to high capital spending and a lower 12-month average trailing natural gas price during 2012. No impairments were recorded to the Canadian cost centre in 2012.

The following table outlines the 12-month average trailing benchmark prices and exchange rates used in Enerplus' ceiling test as at December 31, 2014, 2013 and 2012:

Year	WTI Crude Oil US$/bbl	Exchange Rate US$/CDN$	Edm Light Crude CDN$/bbl	U.S. Henry Hub Gas US$/Mcf	AECO Natural Gas Spot CDN$/Mcf

2014	$94.99	$1.09	$94.84	$4.30	$4.60
2013	96.94	1.03	93.19	3.67	3.16
2012	94.71	1.00	88.33	2.83	2.35